UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) June 14, 2001


                    MAXUS REAL PROPERTY INVESTORS-FOUR, L.P.
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                   000-11023                    43-1250566
(State or  Other Jurisdiction     (Commission                  (IRS Employer
       of Incorporation)          File Number)               Identification No.)


104 Armour Road, North  Kansas City, MO                             64116
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code (816) 303-4500

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Item 5. Other Events.

   The Registrant has issued a press release dated June 14, 2001 with respect to the results of the tender offer commenced by the Registrant to redeem its limited partnership units and the declaration of a cash distribution to the Registrant's limited partners.

   A copy of the press release is attached as an exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (a) Financial Statements of Business Acquired

       Not applicable.

   (b) Pro Forma Financial Information

       Not applicable.

   (c) Exhibits

       99.1 Press Release dated June 14, 2001 released by the Registrant.

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       MAXUS REAL PROPERTY INVESTORS-FOUR,  L.P.
                       Missouri limited partnership

                       By: Maxus Capital Corp., the Registrant's General Partner

  Date: June 14, 2001      By: /s/ David L. Johnson
                           Name:   David L. Johnson
                           Title:  Chairman and
                                   Executive Vice President


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

                            EXHIBIT INDEX TO FORM 8-K

     Exhibit
     Number                       Description

      99.1     Press Release dated June 14, 2001 released by the Registrant.

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